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Exhibit 10.16

Subscription Agreement

                                             , 2008

To the Board of Directors of
Cherry Tree Acquisition Corp.:

Gentlemen:

        The undersigned hereby subscribes for and agrees to purchase                                    Warrants ("Insider Warrants") at $1.00 per Insider Warrant, of Cherry Tree Acquisition Corp. (the "Corporation") for an aggregate purchase price of $                                    ("Purchase Price"). The purchase and issuance of the Insider Warrants shall occur simultaneously with the consummation of the Corporation's initial public offering ("IPO") of Units, each consisting of one share of common stock and one Public Warrant, which is being underwritten by Lazard Capital Markets LLC ("Lazard"). The Insider Warrants will be sold to the undersigned on a private placement basis and not as part of the IPO. Except as set forth herein, the Insider Warrants shall have the same terms as the Public Warrants

        At least 24 hours prior to the effective date of the registration statement filed in connection with the IPO ("Registration Statement"), the undersigned shall deliver the Purchase Price to Graubard Miller ("GM") to hold in a non-interest bearing account until the Corporation consummates the IPO. Simultaneously with the consummation of the IPO, GM shall deposit the Purchase Price, without interest or deduction, into the trust fund ("Trust Fund") established by the Corporation for the benefit of the Corporation's public stockholders as described in the Corporation's Registration Statement, pursuant to the terms of an Investment Management Trust Agreement to be entered into between the Corporation and Continental Stock Transfer & Trust Company. In the event that the IPO is not consummated within 14 days of the Purchase Price being delivered to GM, GM shall return the Purchase Price to the undersigned, without interest or deduction.

        The undersigned represents and warrants that it has been advised that the Insider Warrants have not been registered under the Securities Act; that it is acquiring the Insider Warrants for its account for investment purposes only; that it has no present intention of selling or otherwise disposing of the Insider Warrants in violation of the securities laws of the United States; that it is an "accredited investor" as defined by Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"); and that it is familiar with the proposed business, management, financial condition and affairs of the Corporation.

        Moreover, the undersigned agrees that it shall not sell or transfer the Insider Warrants until 90 days after the Corporation consummates a merger, capital stock exchange, asset acquisition or other similar business combination with an operating business ("Business Combination") and acknowledges that the certificates for such Insider Warrants shall contain a legend indicating such restriction on transferability.

        The Corporation hereby acknowledges and agrees that (i) the Insider Warrants will be nonredeemable and (ii) the Insider Warrants may be exercised by surrendering such Insider Warrants for that number of shares of Common Stock equal to the quotient obtained by dividing (x) the product of the number of shares of Common Stock underlying the Insider Warrants, multiplied by the difference between the Warrant exercise price and the "Fair Market Value" (defined below) by (y) the Fair Market Value, in each case so long as the Insider Warrants are held by the undersigned or its permitted transferees. The

"Fair Market Value" shall mean the average reported last sale price of the Common Stock for the 10 trading days ending on the third trading day prior to the date on which the notice of redemption is sent to holders of Public Warrants.

        The terms of this agreement and the restriction on transfers with respect to the Insider Warrants may not be amended without the prior written consent of Lazard.

Very truly yours,
		By:	Name: Title:
Agreed to:
Cherry Tree Acquisition Corp.
By:	Name: Title:
Graubard Miller
By:	Name: Title:
Lazard Capital Markets LLC
By:	Name: Title:

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  Exhibit 10.16